SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K


                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 1997

                                 XOX CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               0-28610                                 93-0898539
       (Commission File Number)             (IRS Employer Identification No.)


        1450 Energy Park Drive                          55108
             Suite 120                               (Zip Code)
        St. Paul, Minnesota
(Address of principal executive offices)


                                 (612) 645-9000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Company has received correspondence dated November 14, 1997 from the NASDAQ Stock Market, Inc. which describes the Company's failure to currently be in compliance with the continuing listing requirements of the NASDAQ SmallCap Market. The correspondence indicated that, absent demonstrated compliance with such listing requirements, the Company's shares of common stock are subject to delisting, effective with the close of business on November 28, 1997. In an effort to maintain listing on the NASDAQ SmallCap Market, the Company has taken the following action:

On November 25, 1997, the Company's Board of Directors approved the private placement of up to 100,000 shares of the Company's common stock, $0.025 par value, to members of the Company's Board of Directors at a price of $1.50 per share (the "Private Placement"). The $1.50 per share purchase price is not believed to be less than the current fair market value of such shares. Each member of the Board of Directors was offered the ability to purchase their proportional share of the Private Placement and, as of the date of this report, Messrs. Steven Liefshultz and Bernard Reeck have agreed to participate in the Private Placement in the amount of 50,000 shares ($75,000) each.

While the Company has taken these actions in an explicit attempt to maintain its listing on the NASDAQ SmallCap Market, there can be no assurance that such actions will, ultimately, demonstrate to the NASDAQ Stock Market Inc. the Company's ability to meet and maintain the continued listing requirements. Factors giving rise to such delisting could include, but are not limited to, a reduction of the Company's assets to below $2,000,000, stockholder's equity being reduced to below $1,000,000, a minimum bid price being less than $1.00 per share and a reduction to one active market maker or a reduction in the value of the Company's publicly held securities to less than $250,000. In addition, the NASDAQ SmallCap Market has adopted more stringent continued listing requirements with which the Company will need to comply no later than February 23, 1998. There can be no assurance of the Company's ability to meet these requirements by February 23, 1998 or on an ongoing basis. Should the Company's securities be delisted from the NASDAQ SmallCap Market, either now or in the future, trading, if any, in the Company's common stock would thereafter be conducted in the over-the-counter markets in the so-called "pink sheets" of the National Association of Securities Dealer's "Electronic Bulletin Board," and the Company would become subject to Rule 15g-9 under the Securities Exchange Act of 1934 (the "Penny Stock Rules"), which imposes additional sales practice requirements on broker-dealers which sell such common stock to persons other than established customers and certain institutional investors. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchasers and have received the purchaser's written consent to the transaction prior to sale. Consequently, the Penny Stock Rules may adversely affect the ability of broker-dealers to sell the Company's common stock and may adversely affect the ability of the Company's shareholders to sell any of their shares of common stock in the secondary market. Consequently, the liquidity of the Company's common stock would likely be impaired, not only in the number of shares which could be bought and sold, but also through delays in the timing of the transactions and a reduction in security analysts' and the news media's coverage of the Company, if any. This may result in lower prices for the Company's securities than might otherwise prevail.

Item 7.  Financial Statements and Exhibits


                                 XOX CORPORATION
                             PRO FORMA BALANCE SHEET
                                November 24,1997

ASSETS

CURRENT ASSETS

   Cash and cash equivalents*                                $  1,040,699
   Accounts receivable                                            579,178
   Prepaid expenses                                                43,796
                                                             ------------

TOTAL CURRENT ASSETS                                            1,663,673

PROPERTY & EQUIPMENT (Net)                                        150,257

OTHER ASSETS

   License agreements                                              62,292
   Investment in joint venture                                     80,532
   Note receivable - IMETRIX                                      161,000
                                                             ------------

TOTAL OTHER ASSETS                                                303,824

TOTAL ASSETS                                                 $  2,117,754
                                                             ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

   Accounts payable                                          $    182,383
   Accrued expenses                                                25,365
                                                             ------------

TOTAL CURRENT LIABILITIES                                         207,748

DEFERRED REVENUE                                                   44,603

LONG TERM LIABILITIES

   Long-term debt - related parties                               632,006
   Accrued payroll taxes                                           33,319
   Other accrued liabilities                                       78,771
                                                             ------------

TOTAL LONG TERM LIABILITIES                                       744,096

STOCKHOLDERS' EQUITY

   Common stock                                                    73,823
   Additional paid-in-capital                                  12,439,703
   Accumulated deficit                                        (11,392,219)
                                                             ------------

                                                             ------------
TOTAL STOCKHOLDERS' EQUITY                                      1,121,307
                                                             ------------

TOTAL LIABILITIES & EQUITY                                   $  2,117,754
                                                             ============

*Assumes proceeds of $150,000 from the sale of Common Stock to certain Board members, as approved by the Board of Directors of XOX Corporation

                      See accountant's compilation report

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   XOX CORPORATION


Date: November 26, 1997                            By   /s/ Steven Mercil /s/
                                                   -----------------------
                                                   Chief Executive Officer